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                                                                   Exhibit 10.23

(Multicurrency-Cross Border)


                                [ISDA LOGO](R)
                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT


                        dated as of September 27, 2000
                                    ------------------


Bank of America, N.A. and CERES Trading Limited Partnership have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


      Copyright (C) 1992 by International Swap Dealers Association, Inc.
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(b)   Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:-

      (i)   in the same currency; and

      (ii)  in respect of the same Transaction.

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect or two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

            (1)   promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(ii) or 4(d); or

                  (B)   the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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     (ii) Liability. If:-

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2)  X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X.

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurance or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligations will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurance of effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.  Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termantation of this Agreement) that:-

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party has been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitue its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b)   Absence of Certain Events.  No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or is ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) Furnished Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii)  any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement of any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental of other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

           (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

           (3) the party of such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is not applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party;-

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditor's rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgement of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamation with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or is predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider or such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event



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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:-

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

           (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

           (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.



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6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii)  Transfer to Avoid Termination Event.  If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of it Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that affect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will us all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv)  Right to Terminate If:-

           (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been affected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

           (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of the Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


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     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i)   If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence of effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant account to which any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (1) Events of Default. If the Early Termination Date results from an Event of Default:-

           (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

           (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

           (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

           Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

           (4) Second Method and Loss. If the Second Method and Loss apply, an amount will payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:-

           (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

           (2)  Two Affected Parties.  If there are two Affected Parties:-

                (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

           If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent or the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(a).

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into this Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgement or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgement or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgement being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreements. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes and electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) the parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which is each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction or incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it on its behalf, service or process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended us), all immunity on the ground of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction or any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgement) and (v) execution or enforcement of any judgement to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts or any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership or a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, with out limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or have been organised, present or engaged in a trade or business in such jurisdiction or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed or delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination
Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or
(3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to any such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, with out limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which of those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to find the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation (in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (e) any other transaction identified as a Specified Transaction in this Agreement.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evident of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owning to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(ii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under
Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.




Bank of America, N.A.                         CERES Trading Limited Partnership
----------------------------------            ----------------------------------
        (Name of Party)                                (Name of Party)

By: /s/ Roger H. Heintzelman                  By: /s/ Glen M. Johnson
   -------------------------------               -------------------------------
Name:   Roger H. Heintzelman                  Name:   Glen M. Johnson

Title:  Vice President                        Title:  SVP/CFO BOARD OF TRADE 9th
                                                      CITY OF CHICAGO,
                                                      GENERAL PARTNER
Date:                                         Date:   9/27/00

(Multicurrency -- Cross Border)


                                   ISDA (R)

                 International Swap Dealers Association, Inc.

                                   SCHEDULE
                                    to the
                               Master Agreement

                        dated as of September 27, 2000


between   BANK OF AMERICA, N.A.       and   CERES TRADING LIMITED
                                            PARTNERSHIP
             ("Party A")                        ("Party B")

                        PART 1: Termination Provisions

(a) "Credit Agreement" means the 6.81% Senior Notes Indenture Agreement, dated as of March 1, 1997, between Board of Trade of the City of Chicago (predecessor to the Board of Trade of the City of Chicago, Inc.) and the Purchasers listed in the attached Schedule A who are signatories to that agreement, as amended, modified, restated or replaced from time to time.

(b)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v) (Default under Specified Transaction),      none;

      Section 5(a)(vi) (Cross Default),                           none;

      Section 5(a)(vii) (Bankruptcy),                             none; and

      Section 5(b)(iv) (Credit Event Upon Merger)                 none;

      in relation to Party B for the purpose of:-

      Section 5(a)(v) (Default under Specified Transaction),      none;

      Section 5(a)(vi) (Cross Default),                           none;

      Section 5(a)(vii) (Bankruptcy),                             none; and

      Section 5(b)(iv) (Credit Event Upon Merger)                 none;

(c)   "Specified Transaction" will have the meaning specified in Section 14.

(d)   The "Cross-Default" provisions of Section 5(a)(vi) (as amended in Part
      5(i))
             will apply to Party A and
             will apply to Party B.

      In connection therewith, "Specified Indebtedness" will not have the meaning specified in Section 14, and such definition shall be replaced by the following: "any obligation in respect of borrowed money (whether present or future, contingent or otherwise, as principal or surety or otherwise), except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business."

      "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of Party A's Shareholders' Equity and with respect to Party B, $10,000,000.

      With respect to Party B, any default (howsoever defined) under the Credit Agreement shall be an Event of Default under this Agreement.

      "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(e)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv)
             will apply to Party A
             will apply to Party B.

(f)   The "Automatic Early Termination" provision of Section 6(a)
             will not apply to Party A
             will not apply to Party B.

(g)   Payments on Early Termination. For the purpose of Section 6(e):

      (i)    Market Quotation will apply.

      (ii)   the Second Method will apply.

(h)   Termination Currency" means United States Dollars.

(j) "Additional Termination Event." Additional Termination Event will apply. the following event shall constitute an Additional Termination Event, with respect to which Party B shall be the Affected Party:-

             At any time after the date hereof, Party B's Credit Support Provider fails to maintain a minimum net worth of $100,000,000 as calculated in accordance with generally accepted accounting principles.

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (x) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (y) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or communication position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:-

             (i)     The following representations will apply to Party A:

          Party A is a normal banking association created or organised under the laws of the United States of America and the federal taxpayer identification number is 94-1687665.

             (ii)    The following representations will apply to Party B:

          Party B is a Limited Partnership created or organised under the laws of the State of Illinois and the federal taxpayer identification number is ___________.


                    PART 3: Agreement to Deliver Documents


For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)   Tax forms, documents or certificates to be delivered are:

      Party         Form/Document/Certificate     Date by which to be delivered
      required to
      deliver
      document
      -----------   -------------------------     -----------------------------

      Party A and   Any form, document or         Upon request
      Party B       certificate as may be
                    requested pursuant to
                    Section 4(a)(iii) of
                    this Agreement.

(b)   Other documents to be delivered are:-

Party            Form/Document/Certificate     Date by            Covered by
required to                                    which to be        Section 3(d)
deliver                                        delivered          Representation
document
------------  -------------------------------  -----------------  --------------

Party B       Annual Report of Party B and of  As soon as          Yes
              any Credit Support Provider      available and in
              thereof containing audited,      any event within
              consolidated financial           120 days after
              statements certified by          the end of each
              independent certified public     fiscal year of
              accountants and prepared in      Party B and of
              accordance with generally        the Credit
              accepted accounting principles   Support Provider
              in the country in which such
              party and such Credit Support
              Provider is organized

Party B       Quarterly Financial Statements   As soon as          Yes
              of Party B and any Credit        available and in
              Support Provider thereof         any event within
              containing unaudited,            60 days after
              consolidated financial           the end of each
              statements of such party's       fiscal quarter of
              fiscal quarter prepared in       Party B and of
              accordance with generally        the Credit
              accepted accounting principles   Support Provider
              in the country in which such
              party and such Credit Support
              Provider is organized

Party A and   Certified copies of all          Upon execution      Yes
Party B       corporate authorizations and     and delivery of
              any other documents with         this Agreement
              respect to the execution,
              delivery and performance of
              this Agreement and any Credit
              Support Document

Party A and   Certificate of authority and     Upon execution      Yes
Party B       specimen signatures of           and delivery of
              individuals executing this       this Agreement
              Agreement any Credit Support     and thereafter
              Document and Confirmations       upon request of
                                               the other party



                             PART 4: Miscellaneous

(a)   Address for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notice or communications to Party A:

       Bank of America, N.A.
       Sears Tower
       233 South Wacker Drive, Suite 2800
       Chicago, IL 60606
       Attention: Swap Operations
       Telex No.: 49663210 Answerback: NATIONSBANK CHA
       Reuters Dealing Code: NBCH

      with a copy to:

       Bank of America, N.A.
       100 N. Tryon St., NC1-007-13-01
       Charlotte, North Carolina 28255
       Attention: Capital Markets Documentation
       (Telex No.: 96663210; Answerback: NATIONSBK CHA)
       Facsimile No.: 704-386-4113

      Address for financial statements to Party A:

       Bank of America, N.A.
       231 South La Salle Street
       Chicago, IL 60604
       Attention: Jeff Kovarik
       Telephone No.: 312-828-8870
       Facsimile No.: 312-828-3359

      Address for notice or communications to Party B:

       CERES Trading Limited Partnership
       141 West Jackson Boulevard
       Chicago, IL 60604
       Attention David Smid
       Telephone No.: (312) 435-7178
       Facsimile No.: (312) 341-7023

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10 of this Agreement.

      Party A is a Multibranch Party and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York or London, England Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document. Details of any Credit Support Document:-

      Each of the following, as amended, supplemented, modified, renewed, replaced, consolidated, substituted or extended from time to time, is a "Credit Support Document";

      In relation to Party B, the Credit Support Annex dated as the date hereof between the parties hereto, and the Guaranty of the Board of Trade of the City of Chicago, Inc., in favor of Party A, in form and substance acceptable to Party A.

      Party B agrees that the security interests in collateral granted to Party A under the foregoing Credit Support Documents shall secure the obligations of Party B to Party A under this Agreement.

(g)   Credit Support Provider

      Credit Support Provider means in relation to Party A:  Not applicable.

      Credit Support Provider means in relation to Party B:  Board of Trade of the City of
                                                             Chicago, Inc.

(h) Governing Law. this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).

(i) Netting of Payments. All amounts payable on the same date, in the same currency and in respect of the same Transaction shall be netted in accordance with Section 2(c) of this Agreement. The election contained in the last paragraph of Section 2(c) of this Agreement shall not apply for the purposes of this Agreement.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.


                           PART 5: OTHER PROVISIONS

(a) Set-off. Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) or (v) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected PArty (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Part 5(a).

      For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

      If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

      Nothing in this Part 5(a) shall be effective to create a charge or other security interest. This Part 5(a) shall be without prejudice and in addition to any right set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(b) Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation via facsimile transmission. Party B agrees to respond to such Confirmation within two
      (2) Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(c) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between trading and marketing personnel of the parties to this Agreement whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement.

(d) Furnishing Specified Information. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (i)" in lieu of the word "upon" at the beginning thereof and inserting "or (ii) such party learning that the form or document is required" before the word "any" on the first line thereof.

(e) Notice by Facsimile Transmission. Section 12(a) is hereby amended by inserting the words "2(b)" between the word "Section" and the number "5" and inserting the words "or 13(c)" between the number "6" and the word "may" in the second line thereof.

(f) Section 3(a) if this Agreement is amended by (i) deleting the word "and" at the end of clause (iv); (ii) deleting the period at the end of clause
      (v) and inserting therein "; and " ; and (iii) by inserting the following additional representation:

      "(vi) Eligible Swap Participant. It is an 'eligible swap participant' as defined under the regulations of the Commodity Futures Trading Commission, currently at 17 CFR Section 35.1(b)(2)."

(g) Section 3 is revised so as to add the following Section (g) at the end thereof:

        "(g) Relationship Between Parties. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

                (iii) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction."

(h) Waiver of Right to Trial by Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i) Cross Default. Section 5(a)(vi) of this Agreement is hereby amended adding the following after the semicolon at the end thereof:

                "provided, however, that notwithstanding the foregoing (but subject to any provision to the contrary contained in any such agreement or instrument), an Event of Default shall not occur under either (1) or (2) above if the default, event of default or other similar condition or event referred to in (1) or the failure to pay referred to in (2) is caused not (even in part) by the unavailability of funds but is caused solely due to a technical or administrative error which has been remedied within three Local Business Days after notice of such failure is given to the party."

                  PART 6: Foreign Exchange and Currency Option Transactions
                          -------------------------------------------------

(a) Scope of Agreement. Unless otherwise agreed by the parties, each FX Transaction and Currency Option entered into between the parties (either prior to, on or after the date hereof) shall be FX Transactions or Currency Options hereunder and shall be part of, subject to and governed by the

     Agreement. Accordingly, the terms and conditions of each FX Transaction and Currency Option are hereby amended to incorporate (and to the extent that they are inconsistent herewith, are hereby superseded by) these terms. Each FX Transaction or Currency Option shall be a Transaction under the Master Agreement.

(b)  ISDA Definitions.

     (i) The 1992 ISDA FX and Currency Option Definitions (the "Definitions") are incorporated by reference into the Master Agreement. Any terms used and not otherwise defined in the Master Agreement or any Confirmation which are contained in the Definitions shall have the meanings set forth in the Definitions. In the event of any conflict between the Definitions and the terms of the Confirmation for a particular FX Transaction or Currency Option, the Confirmation shall prevail, and in the event of any conflict between the Definitions and the terms of the Master Agreement, the Master Agreement shall prevail.

     (ii) Where an FX Transaction or Currency Option is confirmed by means of an electronic messaging system or such document or other confirming evidence exchanged between the parties confirming such transaction,
          (i) such confirmation will constitute a "Confirmation" as referred to in the Agreement even if there is no reference in such Confirmation to the Agreement, (ii) such confirmation will supplement, form a part of, and be subject to the Agreement, and (iii) all provisions in the Agreement will govern the Confirmation except as modified therein.

(c) Premium Payments. Section 2 of the Definitions is hereby amended by the addition of the following as a new Section 2.5 of the Definitions:

     "Section 2.5 Terms Relating to Payment of Premium.

     (i) Unless otherwise agreed in writing by the parties, the premium related to a Currency Option shall be paid on its Premium Payment Date.

     (ii) If any Premium is not received on the Premium Payment Date, the Seller shall give prompt written notice of such non-payment and, if such payment shall not be received within two (2) Local Business Days of such notice, Seller may (i) accept a late payment of such Premium,
          (ii) treat such Currency Option as void, or (iii) treat such non-payment as an Event of Default under Section 5(a)(i) of the Agreement. If the Seller elects to act under clause (i) or (ii) of the previous sentence, the Buyer shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late Premium or void Currency Option, including, without limitation, interest on such Premium in the same currency as such Premium at the then prevailing market rate and any other costs and expenses incurred by the Seller in covering its obligations (including, without limitation, hedges or costs of cover) with respect to such Currency Option."

(d) Premium Netting. If, on any date, and unless otherwise mutually agreed by the parties, Premiums would otherwise be payable hereunder in the same Currency between the same respective offices of the parties, then, on such date, each party's obligation to make payment of such Premiums will be automatically satisfied and discharged and, if the aggregate Premiums that would otherwise have been payable by such office of one party exceeds the aggregate

         Premiums that would otherwise have been payable by such office of the other party, replaced by an obligation upon the party by whom the larger aggregate Premiums would have been payable to pay the other party the excess of the larger aggregate Premiums over the smaller aggregate Premiums, and if the aggregate Premiums are equal, no payment shall be made.

    (e) Payments on Early Termination. Notwithstanding anything to the contrary in the Agreement, for purposes of Section 6(d) and 6(e) of the Master Agreement, Second Method and Loss shall apply to FX Transactions and Currency Options.

    (f) Payment Netting of FX Transactions and Currency Options. The provisions of Section 2(c) of the Master Agreement shall not apply to FX Transactions or Currency Options. If on any date more than one delivery of a particular Currency is to be made between a pair of offices with respect to settlement of FX Transactions or Currency Options (but excluding payments with respect to option premiums and cash settled options), then each party shall aggregate the amounts of such Currency deliverable by it and only the difference between these aggregate amounts shall be delivered by the party owing the larger aggregate amount to the other party, and, if the aggregate amounts are equal, no delivery of the Currency shall be made.

    (g) Authorization. The persons named below are authorized to enter into FX Transactions and Currency Options on behalf of Party B:


                Name                                     Title

         /s/ Dennis A. Dutterer                 Interim President & Ceo
         ------------------------               --------------------------

         /s/ Glen M. Johnson                    SVP / CFO
         ------------------------               --------------------------

         /s/ Jill A. Harley                     UP / Treasurer
         ------------------------               --------------------------

         In addition to being authorized to enter into FX Transactions and Currency Options, such persons are also authorized on behalf of Party B to amend, renew or extend FX Transactions and Currency Options, deposit margin and other collateral with Party A as security for Transactions (including without limitation FX Transactions and Currency Options), and enter into other agreements which relate to FX Transactions and Currency Options, including but not limited to security and margin agreements. Party B has authorized each of these persons to determine the character, amount, timing and purpose of FX Transactions and Currency Options. The persons named below are authorized to execute confirmations of FX Transactions and Currency Options on behalf of Party B:

                 Name                                       Signature                                      Title
         Dennis A. Dutterer                          /s/ Dennis A. Dutterer                     Interim President & Ceo
         ------------------------                    ------------------------                   ------------------------------


         Glen M. Johnson                             /s/ Glen M. Johnson                        SVP/ CFO of Gen'l Partner
         ------------------------                    ------------------------                   ------------------------------


         Jill A. Harley                              /s/ Jill A. Harley                         VP/ Treasurer of Gen'l Partner
         ------------------------                    ------------------------                   ------------------------------

         Party B will notify Party A in writing of any changes to such lists of authorized persons; provided, however, that in the absence of written notice Party A may assume that persons whom Party A reasonably believes hold the titles shown in such lists or whom Party A reasonably believes replace or succeed to the positions held by persons named in such lists are authorized to act on behalf of Party B. Party B acknowledges that in entering into FX Transactions and Currency Options with Party A, Party A is not acting as a fiduciary. Party B represents and warrants to Party A as of the date hereof and as of the date of each FX Transaction and Currency Option that Party B is an "eligible swap participant" as such term is defined in 17 C.F.R. Part 35.

     Accepted and agreed:

     BANK OF AMERICA, N.A.                   CERES TRADING LIMITED PARTNERSHIP

     By: /s/ Roger H. Heintzelman           By: /s/ Glen M. Johnson
       ______________________________          -----------------------------
       Name:   Roger H. Heintzelman            Name:  Glen M. Johnson
       Title:  Vice President                  Title: SVP / CFO
                                                      Board of Trade of The
                                                      City of Chicago,
                                                      General Partner

(Unilateral Form)                 (ISDA Agreements Subject to New York Law Only)


                                    ISDA(R)

                International Swap Dealers Association, Inc.,

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                               MASTER AGREEMENT

                        dated as of September 27, 2000

                                    between

BANK OF AMERICA, N.A.                 and               CERES TRADING LIMITED
                                                        PARTNERSHIP
          ("Party A")                                             ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, al1 references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

             Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i)  the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3(a) and 5 and of the Secured Party under Paragraphs 3(b), 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party, and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)  Substitutions.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party only will be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the Valuation Agent (if the Valuation Agent is not the Disputing Party) and the other party (if the Valuation Agent is not that other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)  Eligibility to Hold Posted Collateral; Custodians.

     (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3,4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

 For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

 (d)     Distributions and Interest Amount.

         (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

         (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

 Paragraph 7. Events of Default

 For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if;

         (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

         (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

         (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

 Paragraph 8. Certain Rights and Remedies

 (a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

         (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

         (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

         (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required by applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

 Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required by law and cannot be waived.

 (b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

         (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

         (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

         (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

               (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

               (B)  to the extent that the Pledgor does not Set-off under
                    (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral Transferred to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under relevant law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor promptly will give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:-

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.
"E1igible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

          (x)     the amount of that Cash on that day; multiplied by

          (y)     the Interest Rate in effect for that day; divided by

          (z)     360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations " means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

          (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

          (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

          (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

          (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

     "Valuation Agent" has the meaning specified in Paragraph 13.

     "Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

     "Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

     "Valuation Time" has the meaning specified in Paragraph 13.

     "Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

          (i)    Eligible Collateral or Posted Collateral that is:

                    (A) Cash, the amount thereof; and

                    (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

          (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

          (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

     Paragraph 13. Elections and Variables

     (a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no additional obligations with respect to Party B.

     (b)  Credit Support Obligations.

          (i) "Delivery Amount", "Return Amount" and "Credit Support Amount" will have the meanings specified in Paragraphs 3(a), 3(b) and 3, respectively.

          (ii) The following items will qualify as "Eligible Collateral" for Party B:

                                                                    Valuation
                                                                   Percentage


               (A)  Cash (U.S. Dollars)                               100%

               (B)  U.S. Treasury Obligations and U.S.               99.5%
                    Government Agency Fixed Rate Fixed
                    Maturity Securities, and U.S. Government
                    Agency Single Class Mortgage-Backed
                    Securities, having, in each case, remaining stated maturity as of the relevant Valuation
                    Date of not more than one year

               (C)  U.S. Treasury Obligations and U.S. Government      98%
                    Agency Fixed Rate Fixed Maturity Securities, and U.S. Government Agency Single Class
                    Mortgage-Backed Securities, having, in
                    each case, remaining stated maturity as of the relevant Valuation Date of more than one year but not more than 5 years

               (D)  U.S. Treasury Obligations and U.S. Government      95%
                    Agency Fixed Rate Fixed Maturity Securities, and U.S. Government Agency Single Class
                    Mortgage-Backed Securities, having, in each case, remaining stated maturity as of the relevant
                    Valuation Date of more than 5 years

          For purposes of this Paragraph 13(b)(ii):


          (I) A "U.S. Treasury Obligation" means a negotiable obligation issued by the United States Treasury Department which meets all of the requirements numbered (1) through (4) of the definition of "U.S. Government Agency Fixed Rate Fixed Maturity Security". (However, for purposes of this Paragraph 13(b)(ii), a "U.S. Treasury Obligation" does not include "U.S. Treasury STRIPS", as defined hereinbelow.)

          (II) A "U.S. Government Agency Fixed Rate Fixed Maturity Security" means a negotiable obligation which (x) is issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation or is issued on behalf of all of the Federal Home Loan Banks in the Federal Home Loan Bank System and constitutes the joint and several obligation of all of the Federal Home Loan Banks and (y) meets all of the following requirements:

               (1) it is a debt obligation in a stated fixed U.S. dollar principal amount and its stated fixed U.S. dollar principal amount has a non-variable fixed maturity and cannot be called for redemption by its issuer before its maturity and cannot be put to its issuer for redemption before its maturity;

           (2) it bears interest on its stated fixed U.S. dollar principal amount at a non-variable fixed rate throughout its life until its maturity (or, in the case of an obligation with an original maturity at issuance of one year or less, bears no interest at all);

           (3) it is the unconditional direct obligation of its issuer or is the unconditional direct joint and several obligation of all of the Federal Home Loan Banks; and

           (4) it is issued in uncertificated form and is transferable only on the securities transfer system of the Federal Reserve System.

   (III) "U.S. Treasury STRIPS" means securities which are interest components or principal components stripped from U.S. Treasury Obligations (as defined hereinabove) under the program of the United States Department of Treasury called "Separate Trading of Registered Interest and Principal Securities".

   (IV) A "U.S. Government Agency Single Class Mortgage-Backed Security" means a negotiable obligation which is issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation (each, an "Agency") and which meets all of the following requirements:

           (1) it represents the right to receive payment of principal and interest payable under first lien single family residential mortgage loans (the "Loans") in one or more pools and it either is an undivided interest in the Loans or is directly or indirectly secured by the Loans;

           (2) all such obligations issued with respect to any such pools of Loans constitute a single class of such obligations and each such obligation represents the right to receive a prorata share of all principal and interest payable under all Loans in such pools;

           (3) full payment of principal and interest payable under the obligation is either the unconditional direct obligation of one of the Agencies or is unconditionally and fully guaranteed by one of the Agencies; and

           (4) either (x) it is issued in uncertificated form and is transferable only on the securities transfer system of the Federal Reserve System or (y) it is issued in the form of a certificate which is held by the Participants Trust Corporation ("PTC") or PTC's nominee and interests therein are transferable only by entry on the books of PTC or PTC's nominee (or the custodian or transfer agent for PTC or PTC's nominee), or (z) it is issued in the form of a certificate which is held by the Depository Trust Company ("DTC") or DTC's nominee and interests therein are transferable only by entry on the books of DTC or DTC's nominee (or the custodian or transfer agent for DTC or DTC's nominee).

(iii)  Thresholds.
       (A) "Independent Amount" means with respect to Party A: Not Applicable

           "Independent Amount" means, with respect to Party B, as of any Valuation Date, an amount equal to two percent (2 %) of the Notional Amount of all Transactions.

       (B) "Threshold" means with respect to Party A: Not Applicable "Threshold" means with respect to Party B: $0

               Provided, that the Threshold with respect to Party B shall be zero ($0), so long as an Event of Default is continuing with respect to such party.

           (C) "Minimum Transfer Amount" means with respect to Party A: $100,000 "Minimum Transfer Amount" means with respect to Party B: $100,000

           (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $1,000.00, respectively.

(c)  Valuation and Timing.

     (i) "Valuation Agent" means, for the purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3, and, for the purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable, unless otherwise specified here: Valuation Agent shall be Party A.

     (ii) (ii) "Valuation Date" means: Each and every Local Business Day commencing on the first such date following the date hereof.

     (iii) "Valuation Time" means:

                 [_] the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

                 [X] the close of business on the Local Business Day before the
                     Valuation Date or date of calculation, as applicable;

     provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

     (iv) "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event(s) will be a "Specified Condition" for each party (that party being the Affected Party if the Termination Event occurs with respect to that party) for the purposes of the Paragraphs specified below:


                                    Paragraph 4(a)   Paragraph 6(c),8(a) and (b)
                                    --------------   ---------------------------
     Illegality                           [X]                     [_]
     Tax Event                            [X]                     [_]
     Tax Event Upon Merger                [X]                     [_]
     Credit Event Upon Merger             [X]                     [X]
     Additional Termination Event         [X]                     [X]


(e)  Substitution.

        (i) "Substitution Date" means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

        (ii) Consent. The Pledgor is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)  Dispute Resolution.

        (i) "Resolution Time" means 1:00 pm., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

        (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: for Cash, the U.S. dollar value thereof, and for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the product of(i) either (A) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (B) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by Secured Party, multiplied by (ii) the percentage figure listed in Paragraph 13(b)(ii) hereof with respect to such security.

        (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. Party A and its Custodian, will be entitled to hold Posted Collateral, as applicable, pursuant to Paragraph 6(b); provided that the following conditions applicable to each party are satisfied;

              (A) Party A, as the Secured Party, is not a Defaulting Party.

              (B) Party A hereby covenants and agrees that it will cause all Posted Collateral received from the other party to be entered in one or more accounts (each, a "Collateral Account")
                with a domestic office of a commercial bank, trust company or financial institution organized under the laws of the United States (or any state or a political subdivision thereof) having assets of at least $10 Billion and a long term debt or deposit rating of at least (i) A3 from Moody's Investors Services, Inc. and (ii) A- from Standard and Poor's (a "Qualified Institution"), each of which accounts may include property of other parties but will bear a title indicating the Secured Party's interest in said account and the Posted Collateral in such account. In addition the Secured Party may direct the Pledgor to transfer or deliver Eligible Collateral directly into the Secured Party's Collateral Account(s). If otherwise qualified, the Secured Party may act as such Qualified Institution and the Secured Party may move the Collateral Accounts from one Qualified Institution to another upon reasonable notice to the Pledgor. The Secured Party shall cause statements concerning the Posted Collateral transferred or delivered by the Pledgor to be sent to the Pledgor on request, which may not be made more frequently than once in each calendar month.

          Initially the Custodian, for Party A is: Not applicable.

          (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply to Party A.

     (h)  Distributions and Interest Amount.

          (i) The "Interest Rate", with respect to cash Collateral, will be the Federal Funds Rate which means, for any day, the simple interest rate per annum (rounded upward, if necessary, to the nearest l/l00th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Local Business Day next succeeding such day, provided that (a) if such day is not a Local Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Local Business Day, and (b) if no such rate is so published on such next succeeding Local Business Day, the Federal Funds Rate for such day shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in New York City selected by Bank of America in good faith on such day.

          (ii) The "Transfer of Interest Amount" will be made within 3 Local Business Days after the last Local Business Day of each calendar month.

          (iii) Alternative Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

     (i)  Additional Representations. None.

     (j)  Other Eligible Support and Other Posted Support. Not Applicable








     (k) Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.


          Party A: Bank of America, N.A.

                      Sears Tower
                      233 South Wacker Drive, Suite 2800
                      Chicago, Illinois 60606-6306
                      Telephone No.:  (312) 234-3030
                      Facsimile:      (312) 234-2731

         Party B:     CERES Trading Limited Partnership
                      141 West Jackson Boulevard
                      Chicago, IL, 60604
                      Attention David Smid
                      Telephone No.:  (312) 435-7178
                      Facsimile:      (312) 341-7023

     (l) Addresses for Transfers.

         Party A:     Cash/Interest Payments: USD Only)
                      Bank of America--Chicago, IL
                      ABA# 071 000 039
                      FOR: Bank of America, N.A. ARB Account
                      Account# 8188311449

                      Eligible Collateral (other than cash):
                      BK AMERICA NC/DEALER
                      ABA # 053 000 196

         Party B:     Cash:



                      Eligible Collateral (other than cash):

     (m) Other Provisions.

         (i) This Credit Support Annex is a Security Agreement under the New York UCC.

         (ii) Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:
                  (b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" mean Party A, and all references in this Annex to the "Pledgor" mean Party B; provided, however, that if Other Posted Support is held by Party A, all references herein to the Secured Party with respect to that Other Posted Support will be to Party A as the beneficiary thereof and will not subject that support or Party A as the beneficiary thereof to provisions of law generally relating to security interests and secured parties."

         (iii) Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

                       "Party B, as the Pledgor, hereby pledges to Party A, as the Secured Party, as security for the Pledgor's Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against al1 Posted Collateral Transferred to or received by the Secured Party hereunder."

          (iv) Paragraph 8(d) is hereby amended by striking the words "or thereafter may become" in line 1 thereof.

          (v) Only Party B makes the representations contained in Paragraph 9 of this Annex.

          (vi) Paragraph 12 of this Annex is amended by deleting the definitions of "Pledgor" and "Secured Party" and replacing them with the following:"
                       "'Secured Party' means Party A.
                       'Pledgor' means Party B."


Accepted and agreed:

BANK OF AMERICA, N.A.                        CERES TRADING LIMITED PARTNERSHIP

/s/ Roger H. Heintzelman                     Glen M. Johnson
____________________________________         -----------------------------
Name:  Roger H. Heintzelman                  Name:  Glen M. Johnson
Title: Vice President                        Title: SVP/CFO Board of Trade of
                                                    the City of Chicago
                                                    General Partner
Date:                                        Date:  9/27/06

          GUARANTY OF THE BOARD OF TRADE OF THE CITY OF CHICAGO. INC.
          -----------------------------------------------------------


 THIS GUARANTY, dated September 27, 2000, is given by Board of Trade of the City of Chicago, Inc., a Delaware Corporation (the "Guarantor") in favor of Bank of America, N.A., a national banking association organized under the laws of the United States of America (the "Bank").

 1. Unconditional Guaranty. In consideration of and to induce the Bank to enter into any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, spot or forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit swap or default transaction, or any other similar transaction (including an option to enter into any of the foregoing) (each, a "Transaction" and collectively, the "Transactions") with our subsidiary CERES Trading Limited Partnership (the "Counterparty"), the Guarantor unconditionally guarantees to the Bank and its successors and assigns, the prompt payment when due of all present and future obligations and liabilities of all kinds (including any renewals, extensions or modifications thereof) arising out of or relating to (a) any and all Transactions, including, without limitation, under any master agreement relating thereto or governing any such Transaction, entered into between the Bank and the Counterparty, or (b) the ISDA Master Agreement between the Counterparty and the Bank, dated September 27, 2000, together with any related Schedule thereto (as amended, supplemented, superseded or replaced from time to time), and any and all transactions and the related confirmations subject thereto or governed thereby (any and all obligations and liabilities described in clauses (a) and (b) above, collectively, the "Obligations").

 The word "Obligations" is used herein in its most comprehensive sense and includes any and all obligations and liabilities of the Counterparty heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by the Bank by assignment or succession, whether originally incurred by or assumed by the Counterparty, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Counterparty may be liable individually or jointly with others, or whether such Obligations may be or hereafter become otherwise unenforceable.

 This Guaranty is unconditional and shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. This Guaranty is absolute and unconditional and shall remain in full force and effect and be binding upon the Guarantor and its successors and assigns. If at any time any payment by the Counterparty in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, in whole or in part, the Guarantor shall remain liable hereunder in respect of such Obligations as if such payment had not been made, and this Guaranty shall remain in full force and effect or shall be reinstated (as the case may be) with respect to such Obligations.

 This is a guaranty of payment and not a guaranty of collection, and the Guarantor agrees that the Bank may resort to the Guarantor for payment of any of the Obligations whether or not the Bank has proceeded against any other obligor principally or secondarily liable for any Obligations, including the Counterparty, or against any collateral for the Obligations, and whether or not the Bank has pursued any other remedy available to it. The Bank shall not be obligated to file any claim relating to the Obligations, including any claim in the event that the Counterparty becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Bank to file any such claim shall not affect the Guarantor's obligations hereunder. The Guarantor also specifically waives a11 presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance, and all other notices whatsoever with respect to this Guaranty and of the existence, creation, or incurring of new or additional Obligations. The liability of the Guarantor under this Guaranty is in addition to the liability of the Guarantor under any other guaranties executed by it.

Notwithstanding anything to the contrary herein, Guarantor's liability hereunder shall not exceed at any one time the largest amount, during the period commencing with Guarantor's execution of this Guaranty and thereafter, that would not render Guarantor's obligations hereunder subject to avoidance under
Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

2. Consents. The Guarantor agrees that the Bank may at any time, and from time to time (a) extend the time of payment of or renew any of the Obligations, or
(b) receive and hold security for the payment of any Obligations and enforce, waive, release, fair to perfect, sell or otherwise dispose of any such security,
(c) release or substitute any other guarantor of any Obligations, or (d) make any agreement with the Counter-party or with any other party or person liable on any of the Obligations, for the extension, renewal, payment, compromise, discharge or release of the Obligations (in whole or in part), or for any modification of the terms thereof or of any agreement between the Bank and the Counterparty or any such other party or person, without in any way impairing or affecting this Guaranty for any outstanding Obligations. The Guarantor authorizes the Bank, without notice or demand and without affecting its liability hereunder, from time to time, to assign or transfer the Obligations, to waive, forbear, indulge or take other action or inaction is respect of this Guaranty or the Obligations, or to exercise or not exercise any right or remedy hereunder or otherwise with respect to the Obligations.

3. Rights; Expenses. No failure by the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Bank or allowed by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power. The Guarantor agrees to pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of the Bank's counsel) in any way relating to the enforcement or protection of the Bank's rights under this Guaranty.

4. Benefit; Counterparty. The Guarantor will benefit from the Bank entering into any Transaction with the Counterparty, and the governing body of the Guarantor has determined that the execution and delivery by the Guarantor of this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor. The Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Counterparty such information concerning the Obligations and the Counterparty's financial conditions or business operations as the Guarantor may require, and that the Bank has no duty at any time to disclose to the Guarantor any such information. The Guarantor acknowledges and agrees that it is not necessary for the Bank to inquire into the powers of the Counterparty or of the officers, directors, partners or agents acting or purporting to act on its behalf, the appropriateness of a particular Transaction for the Counterparty, or the purpose a particular Transaction, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

5. Subrogation. The Guarantor shall not exercise any rights which it may have or acquire by way of subrogation until all of the Obligations are paid in full to the Bank. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust fox the benefit of the Bank and shall forthwith be paid to the Bank to reduce the amount of outstanding Obligations, whether matured or unmatured. Subject to the foregoing, upon payment of all of the Obligations to the Bank, the Guarantor shall be subrogated to the rights of the Bank against the Counterparty, and the Bank agrees to take at the Guarantor's expense such actions as the Guarantor may reasonably require to implement such subrogation.

6. Assignment: Termination. The Guarantor shall not assign its rights, interest, duties or obligations hereunder to any other person without the Bank's prior written consent. The Bank may, without notice to the Guarantor and without affecting the Guarantor's obligations hereunder, assign the Obligations and this Guaranty, in whole or in part. The Guarantor agrees that the Bank may disclose to any prospective purchaser and any purchaser of all or part of the Obligations any and all information in the Bank's possession concerning the Guarantor, this Guaranty and any security for this Guaranty. This Guaranty may be terminated by the Guarantor upon thirty (30) days' prior written notice to the Bank, and will remain in force until such time period elapses; provided, however, that the Guarantor shall remain fully liable for, and this Guaranty shall continue to govern, all Obligations arising or which may arise from Transactions entered into between the Bank and the Counterparty prior to the actual termination of the Guaranty. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified, and no consent with respect to any departure by the Guarantor from the terms hereof shall be effective, except as set forth in a written instrument executed by the Guarantor and the Bank.

7. Taxes. All payments by the Guarantor hereunder will be made in full without set-off or counterclaim and free and clear of and without withholding or deduction for or on account of any present or future taxes, duties or other charges, unless the withholding or deduction of such taxes or duties is required by law. In any such event, however, the Guarantor shall (a) promptly notify the Bank of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid to the Bank pursuant to this paragraph), (c) promptly forward to the Bank an official receipt (or a certified copy) evidencing such payment, and (d) pay to the Bank such additional amounts as may be necessary in order that the net amount received by the Bank after such withholding or deduction shall equal the full amounts of moneys which would have been received by the Bank in the absence of such withholding or deduction. The Guarantor will pay all stamp, registration, documentation, or other similar taxes payable in connection with this Guaranty and will keep the Bank indemnified against failure to pay the same.

8. Payments. The Guarantor hereby guarantees that the Obligations will be paid to the Bank without set-off or counterclaim, in lawful currency of the United States of America or such other freely available currency selected by the Bank, provided that such currency shall be one of the currencies in which payments are required to be made under a Transaction, at the offices of the Bank specified by the Bank for such payment. The obligations of the Guarantor hereunder shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency except to the extent to which such tender or recovery shall result in the effective receipt by the Bank of the full amount of the currency or currencies owing under this Guaranty and the Guarantor shall indemnify the Bank (as an alternative or additional cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of currency or currencies owing under this Guaranty and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due hereunder.

9. Representations. The Guarantor is duly organized, validly subsisting and in good standing under the laws of its jurisdiction of incorporation or organization, and has full corporate power to execute, deliver and perform this Guaranty. The Guarantor has duly authorized this Guaranty, and the signatory of this Guaranty has been duly authorized and has full power to execute and deliver this Guaranty on behalf of the Guarantor. This Guaranty and the providing thereof to the Bank does not violate any of the Guarantor's constitutive documents, and this Guaranty does not violate any law, regulation or agreement applicable to the Guarantor or its assets. This Guaranty constitutes a valid, binding and enforceable agreement against the Guarantor in accordance with its terms.

10. Governing Law: Jurisdiction. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflicts of laws principles. With respect to any suit, action or proceeding concerning this Guaranty, the Guarantor submits to the non-exclusive jurisdiction of the Federal and State courts located in the City, County and State of New York. The Guarantor specifically and irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding brought in such courts, (ii) any claim that the same has been brought in an inconvenient forum, and (iii) the right to object that such courts do not have jurisdiction over it. The Guarantor waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law, including, without limitation, by registered mail directed to the Guarantor's principal place of business.

 11. Miscellaneous. This Guaranty contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Guaranty supersedes all prior drafts and communications with respect thereto. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provision of this Guaranty. If any term or provision of this Guaranty shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Guaranty.

 IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by the Guarantor to the Bank as of the date first above written.

 BOARD OF TRADE OF THE CITY OF CHICAGO, INC.


 By: Glen M Johnson
     ---------------------
 Name:Glen M Johnson
 Title:SVP/CFO




--------------------------------------------------------------------------------

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW,
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                  **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720022        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                    7,394,852.74
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              30APR01        EUROPEAN CURRENCY             8,257,792.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                                .8955
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW,
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                  **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           719999        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                    2,019,120.81
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              30MAR01        EUROPEAN CURRENCY             2,257,792.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                                .89429
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                        IF A COMPENSATION, THIS CONTRACT
                                        COMPENSATES, IN WHOLE OR IN PART, THE
                                        OTHER CONTRACT(S) MENTIONED BELOW,
                                        ACCORDINGLY, IN AGREEMENT WITH
                                        YOURSELVES, ONLY THE NET U.S. DOLLAR
                                        DIFFERENCE, IF ANY, BETWEEN THIS
                                        CONTRACT AND THE OTHER CONTRACT(S)
                                        MENTIONED BELOW IS TO BE CARRIED FORWARD
                                        AS AN INDEBTEDNESS DUE TO OR BY THE
                                        BANK. THIS INDEBTEDNESS IS DUE ON THE
                                        DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                   **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720036        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                    2,920,936.31
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              31MAY01        EUROPEAN CURRENCY             3,257,792.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .8966
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                        IF A COMPENSATION, THIS CONTRACT
                                        COMPENSATES, IN WHOLE OR IN PART, THE
                                        OTHER CONTRACT(S) MENTIONED BELOW,
                                        ACCORDINGLY, IN AGREEMENT WITH
                                        YOURSELVES, ONLY THE NET U.S. DOLLAR
                                        DIFFERENCE, IF ANY, BETWEEN THIS
                                        CONTRACT AND THE OTHER CONTRACT(S)
                                        MENTIONED BELOW IS TO BE CARRIED FORWARD
                                        AS AN INDEBTEDNESS DUE TO OR BY THE
                                        BANK. THIS INDEBTEDNESS IS DUE ON THE
                                        DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720045        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                    5,616,994.10
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              29JUN01        EUROPEAN CURRENCY             6,257,792.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                              .8976
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                        IF A COMPENSATION, THIS CONTRACT
                                        COMPENSATES, IN WHOLE OR IN PART, THE
                                        OTHER CONTRACT(S) MENTIONED BELOW.
                                        ACCORDINGLY, IN AGREEMENT WITH
                                        YOURSELVES, ONLY THE NET U.S. DOLLAR
                                        DIFFERENCE, IF ANY, BETWEEN THIS
                                        CONTRACT AND THE OTHER CONTRACT(S)
                                        MENTIONED BELOW IS TO BE CARRIED FORWARD
                                        AS AN INDEBTEDNESS DUE TO OR BY THE
                                        BANK. THIS INDEBTEDNESS IS DUE ON THE
                                        DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720061        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                      899,850.00
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              31AUG01        EUROPEAN CURRENCY             1,000,000.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .89985
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                        IF A COMPENSATION, THIS CONTRACT
                                        COMPENSATES, IN WHOLE OR IN PART, THE
                                        OTHER CONTRACT(S) MENTIONED BELOW,
                                        ACCORDINGLY, IN AGREEMENT WITH
                                        YOURSELVES, ONLY THE NET U.S. DOLLAR
                                        DIFFERENCE, IF ANY, BETWEEN THIS
                                        CONTRACT AND THE OTHER CONTRACT(S)
                                        MENTIONED BELOW IS TO BE CARRIED FORWARD
                                        AS AN INDEBTEDNESS DUE TO OR BY THE
                                        BANK. THIS INDEBTEDNESS IS DUE ON THE
                                        DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE: 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720050        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                      898,750.00
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              31JUL01        EUROPEAN CURRENCY             1,000,000.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .89875
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW.
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720066        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                      900,700.00
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT. DATE:             28SEP01        EUROPEAN CURRENCY             1,000,000.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .9007
--------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW.
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720075        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                      901,900.00
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT. DATE:             31OCT01        EUROPEAN CURRENCY             1,000,000.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .9019
--------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW.
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE 27SEP00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           720083        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       US DOLLARS                    4,546,278.09
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         27SEP00       HAVING SOLD TO YOU
MAT.DATE:              28JUN02        EUROPEAN CURRENCY             4,990,426.00
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                              911
--------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

                OUR                                        OUR
             PURCHASE                                     SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW,
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO OR BY
                                         THE BANK. THIS INDEBTEDNESS IS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.

  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE:21DEC00                  **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           939464        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       EUROPEAN CURRENCY                  802,981
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         21DEC00       HAVING SOLD TO YOU
MAT.DATE:              29JUN01        US DOLLARS                         735,771
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .9163
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.


                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW,
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS IS DUE TO OR
                                         BY THE BANK. THIS INDEBTEDNESS DUE ON
                                         THE DELIVERY DATE MENTIONED BELOW.

  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE:21DEC00                    **NEW**
------------------------------------ ---------------------------- --------------
CONTRACT NO:           939476        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       EUROPEAN CURRENCY                1,000,000
------------------------------------ ---------------------------- --------------
CONTRACT DATE:         21DEC00       HAVING SOLD TO YOU
MAT.DATE:              3AAUG01        US DOLLARS                         917,900
------------------------------------ ---------------------------- --------------
OPTION DATE:                         EXCHANGE RATE

BROKER: CORPORATE                             .9179
------------------------------------ ---------------------------- --------------
SETTLEMENT INSTRUCTIONS:
--------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW.
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO
                                         OR BY THE BANK. THIS INDEBTEDNESS
                                         IS DUE ON THE DELIVERY DATE MENTIONED
                                         BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE 21DEC00                    **NEW**
--------------------------------------------------------------------------------
CONTRACT NO:           939461        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       EUROPEAN CURRENCY                1,000,000
--------------------------------------------------------------------------------
CONTRACT DATE:         21DEC00       HAVING SOLD TO YOU
MAT.DATE:              28SEP01        US DOLLARS                         918,700
--------------------------------------------------------------------------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .9187
-------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
-------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

-------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.


                               FOREIGN EXCHANGE
[BANK OF AMERICA                 CONFIRMATION
            LOGO]           (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S. FX                    CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                        141 WEST JACKSON BLVD
C:O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                             CHICAGO, IL 60604-3101

                                         IF A COMPENSATION, THIS CONTRACT
                                         COMPENSATES, IN WHOLE OR IN PART, THE
                                         OTHER CONTRACT(S) MENTIONED BELOW.
                                         ACCORDINGLY, IN AGREEMENT WITH
                                         YOURSELVES, ONLY THE NET U.S. DOLLAR
                                         DIFFERENCE, IF ANY, BETWEEN THIS
                                         CONTRACT AND THE OTHER CONTRACT(S)
                                         MENTIONED BELOW IS TO BE CARRIED
                                         FORWARD AS AN INDEBTEDNESS DUE TO
                                         OR BY THE BANK. THIS INDEBTEDNESS
                                         IS DUE ON THE DELIVERY DATE MENTIONED
                                         BELOW.
  WE CONFIRM THIS FOREIGN EXCHANGE DEAL
----------------------------------------
DATE 21DEC00                    **NEW**
------------------------------------------------------------------------------
CONTRACT NO:           939487        HAVING PURCHASED FROM YOU
CUSTOMER NO:           27098 01       EUROPEAN CURRENCY              1,000,000
------------------------------------------------------------------------------
CONTRACT DATE:         21DEC00       HAVING SOLD TO YOU
MAT.DATE:              31OCT01        US DOLLARS                       919,500
------------------------------------------------------------------------------
OPTION DATE:                         EXCHANGE RATE
BROKER: CORPORATE                             .9195
------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
------------------------------------------------------------------------------
                                             SALE
RECEIPT INSTRUCTIONS UNDETERMINED            PAYMENT INSTRUCTIONS UNDETERMINED

          OUR                                              OUR
       PURCHASE                                           SALE

--------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES NO BANK SIGNATURE.

[BANK OF AMERICA                       FOREIGN EXCHANGE
           LOGO]                         CONFIRMATION
                                    (KEEP FOR YOUR RECORDS)


 BANK OF AMERICA NA U.S. FX                                                                  CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                                                                      141 WEST JACKSON BLVD
C: O 1850 GATEWAY BLVD., 7TH FL
CONCORD, CA 94520                                                                           CHICAGO, IL 60604-3101


                                              IF A COMPENSATION, THIS CONTRACT COMPENSATES, IN WHOLE OR IN PART, THE OTHER CONTRACT
                                              MENTIONED BELOW, ACCORDINGLY, IN AGREEMENT WITH YOURSELVES, ONLY THE NET U.S. DOLLAR
-------------------------------------------   DIFFERNECE, IF ANY, BETWEEN THIS CONTRACT AND THE OTHER CONTRACT(S) MENTIONED BELOW
   WE CONFIRM THIS FOREIGN EXCHANGE DEAL      TO BE CARRIED FORWARD AS AN INDEBTEDNESS DUE TO OR BY THE BANK. THIS INDEBTEDNESS
-------------------------------------------   DUE ON THE DELIVERY DATE MENTIONED BELOW.
DATE: 21 DEC 00                   **NEW**
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT NO:          939494                            HAVING PURCHASED FROM YOU
CUSTOMER NO:          27098 01                            EUROPEAN CURRENCY                                          4,990,426
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT DATE:        21 DEC 00                         HAVING SOLD TO YOU
MAT. DATE:            28 JUN 02                           US DOLLARS                                                 4,619,138
------------------------------------------------------------------------------------------------------------------------------------
OPTION DATE:                                            EXCHANGE RATE
BROKER: CORPORATE                                                   .9256
------------------------------------------------------------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SALE
    RECEIPT INSTRUCTIONS UNDETERMINED                                             PAYMENT INSTRUCTIONS UNDETERMINED


                     OUR                                                                          OUR
                   PURCHASE                                                                      SALE

------------------------------------------------------------------------------------------------------------------------------------

THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES
NO BANK SIGNATURE.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

[BANK OF AMERICA                       FOREIGN EXCHANGE
           LOGO]                         CONFIRMATION
                                    (KEEP FOR YOUR RECORDS)

 BANK OF AMERICA NA U.S FX                                                                   CERES TRADING LIMITED PARTNERSHIP
CHICAGO TRADING CENTER                                                                      141 WEST JACKSON BLVD
C: O 1850 GATEWAY BLVD., 7TH  FL
CONCORD, CA 94520                                                                           CHICAGO, IL 60604-3101


                                              IF A COMPENSATION, THIS CONTRACT COMPENSATES, IN WHOLE OR IN PART, THE OTHER CONTRACT
                                              MENTIONED BELOW, ACCORDINGLY, IN AGREEMENT WITH YOURSELVES, ONLY THE NET U.S. DOLLAR
-------------------------------------------   DIFFERENCE, IF ANY, BETWEEN THIS CONTRACT AND THE OTHER CONTRACT(S) MENTIONED BELOW IS
   WE CONFIRM THIS FOREIGN EXCHANGE DEAL      TO BE CARRIED FORWARD AS AN INDEBTEDNESS DUE TO OR BY THE BANK. THIS INDEBTEDNESS IS
-------------------------------------------   DUE ON THE DELIVERY DATE MENTIONED BELOW.
DATE: 21 DEC 00                   **NEW**
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT NO:          939473                            HAVING PURCHASED FROM YOU
CUSTOMER NO:          27098 01                            EUROPEAN CURRENCY                                          1,000,000
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT DATE:        21 DEC 00                         HAVING SOLD TO YOU
MAT. DATE:            31 JUL 01                           US DOLLARS                                                   917,200
------------------------------------------------------------------------------------------------------------------------------------
OPTION DATE:                                            EXCHANGE RATE
BROKER: CORPORATE                                                   .9172
------------------------------------------------------------------------------------------------------------------------------------
SETTLEMENT INSTRUCTIONS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SALE
    RECEIPT INSTRUCTIONS UNDETERMINED                                             PAYMENT INSTRUCTIONS UNDETERMINED


                     OUR                                                                          OUR
                   PURCHASE                                                                      SALE


------------------------------------------------------------------------------------------------------------------------------------
THIS TRANSACTION IS SUBJECT TO THE MASTER AGREEMENT BETWEEN US.
ACCOUNT INFORMATION IS TRANSMITTED TO, AND PROCESSED AND STORED BY BANK OF AMERICA IN THE UNITED KINGDOM. THIS CONFIRMATION REQUIRES
NO BANK SIGNATURE.